EXHIBIT 10.33

SECOND AMENDMENT TO
OCEAN ENERGY, INC.
EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
MEMBERSHIP AGREEMENT

         WHEREAS, OCEAN ENERGY, INC., a Texas corporation, formerly known as Seagull Energy Corporation (the “Company”), and JAMES T. HACKETT (the “Employee”) have heretofore executed an instrument entitled “SEAGULL ENERGY CORPORATION EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN MEMBERSHIP AGREEMENT” (the “Agreement”), evidencing the terms and conditions of the Employee’s membership in the OCEAN ENERGY, INC. EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN, formerly known as the Seagull Energy Corporation Executive Supplemental Retirement Plan ( the “Plan”); and

        WHEREAS, the Company and the Employee desire to amend the Agreement;

        NOW, THEREFORE, the parties hereto agree as follows, effective as of January 1, 2001:

  For purposes of Section 1.01(14) of the Plan, Employee’s Normal Retirement Date shall be the date upon which the Employee attains fifty-five years of age.
  As amended hereby, the Agreement is specifically ratified and reaffirmed.

        EXECUTED this 14th day of December 2000.

                                                              OCEAN ENERGY, INC.

                                                              By:_________________________________
                                                                       Name: Peggy T. d'Hemecourt
                                                                       Title: Vice President - Human Resources

                                                              EMPLOYEE

                                                              ------------------------------------
                                                              James T. Hackett